Exhibit (a) 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the "Company") on Form 10-Q for the period ending 30 June 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Jones III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  13 August 2002                    /s/ John P. Jones III
                                 ---------------------------------------------
                                          John P. Jones III
                                          Chief Executive Officer